EXHIBIT 10.4

FORM OF

ADMINISTRATION AGREEMENT

between

USAA AUTO OWNER TRUST 20[    ]-[    ],

as Issuer

USAA FEDERAL SAVINGS BANK,

as Administrator

and

[    ],

as Indenture Trustee

Dated as of [    ], 20[    ]

i

THIS ADMINISTRATION AGREEMENT (this “Agreement”) dated as of [ ], is between USAA AUTO OWNER TRUST 20[ ]-[ ], a Delaware statutory trust (the “Issuer”) and USAA FEDERAL SAVINGS BANK, a federally chartered savings association, as administrator (the “Bank” or in its capacity as administrator, the “Administrator”), and is acknowledged and agreed to by [ ], a [ ], as indenture trustee (the “Indenture Trustee”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in Appendix A to the Sale and Servicing Agreement dated as of [ ] (the “Sale and Servicing Agreement”), by and among USAA Acceptance, LLC, as seller, the Issuer, the Bank, as servicer, and the Indenture Trustee.

W I T N E S S E T H :

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and the Certificate pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including, (i) the Sale and Servicing Agreement, (ii) the Indenture[, and] (iii) the Asset Representations Review Agreement and (iv) the Note Depository Agreement [and (iv) the Interest Rate Swap Agreement] (the Trust Agreement and each of the agreements referred to in clauses (i) through [(iii) (iv)] are referred to herein collectively as the “Issuer Documents”);

WHEREAS, to secure payment of the Notes, the Issuer has pledged the Collateral to the Indenture Trustee pursuant to the Indenture;

WHEREAS, pursuant to the Issuer Documents, the Issuer and the Owner Trustee are required to perform certain duties;

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator administer the affairs of the issuer and perform certain of the duties of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement), and to provide such additional services consistent with this Agreement and the Issuer Documents as the Issuer may from time to time request;

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Duties of the Administrator.

(a) Duties with Respect to the Issuer Documents. The Administrator shall perform all of its duties as Administrator under this Agreement and the Issuer Documents and administer and perform all of the duties and obligations of the Issuer and the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) under the Issuer Documents; provided, however, except as otherwise provided in the Issuer Documents, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document; provided, further, that the Administrator shall have no obligation, and the Owner Trustee shall be required to fully perform its duties, with respect to the obligations of the Owner Trustee under Sections 11.13, 11.14 and 11.15 of the Trust Agreement and to otherwise comply with the requirements of the Owner Trustee pursuant to or related to Regulation AB. In addition, the Administrator shall consult with the Issuer and the Owner Trustee regarding its duties and obligations under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Issuer and the Owner Trustee in writing when action is necessary to comply with the Issuer’s and the Owner Trustee’s duties and obligations under the Issuer Documents. The Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) to prepare, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee (in its capacity as owner trustee under the Trust Agreement) to take pursuant to the Issuer Documents, and shall prepare, execute, file and deliver on behalf of the Issuer or the Owner Trustee all such documents, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Issuer Documents or otherwise by law.

(b) Notices to Rating Agencies. The Administrator shall give notice to each Rating Agency of (i) any merger or consolidation of the Owner Trustee pursuant to Section 10.4 of the Trust Agreement; (ii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.9 of the Indenture; (iii) any resignation or removal of the Indenture Trustee pursuant to Section 6.8 of the Indenture; (iv) any Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture; (v) the termination of, and/or appointment of a successor to, the Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement; and (vi) any supplemental indenture pursuant to Section 9.1 or 9.2 of the Indenture; which notice shall be given in the case of each of clauses (i) through (vi), promptly upon the Administrator being notified thereof by the Owner Trustee, the Indenture Trustee or the Servicer, as applicable.

(c) No Action by Administrator. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, take any action that the Issuer directs the Administrator not to take or which would result in a violation or breach of the Issuer’s covenants, agreements or obligations under any of the Issuer Documents.

(d) Non-Ministerial Matters; Exceptions to Administrator Duties.

(i) Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless, within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

(B) the appointment of successor Note Registrars, successor Paying Agents, successor Indenture Trustees, successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, the Paying Agent or the Indenture Trustee of its obligations under the Indenture; and

(C) the removal of the Indenture Trustee.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Transaction Documents, (y) except as provided in the Transaction Documents, sell the Trust Estate or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer, the Seller and the Indenture Trustee at any time during normal business hours.

3. Compensation; Payment of Fees and Expenses. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive $[2,000] annually, which shall be solely an obligation of the Servicer. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder and all expenses incurred in connection with the removal, resignation and replacement of the Indenture Trustee pursuant to Section 6.8 of the Indenture.

4. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or to represent the Issuer in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of the Issuer.

5. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on the Administrator or the Issuer or (iii) shall be deemed to confer on the Administrator or the Issuer any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

6. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

7. Representations and Warranties of the Administrator. The Administrator represents and warrants to the Issuer as follows:

(a) Existence and Power. The Administrator is a federally chartered savings association validly existing and in good standing under the laws of the United States and has, in all material respects, all power and authority to carry on its business as now conducted. The Administrator has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Collateral.

(b) Authorization and No Contravention. The execution, delivery and performance by the Administrator of the Transaction Documents to which it is a party (i) have been duly authorized by all necessary action on the part of the Administrator and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Administrator’s ability to perform its obligations under, the Transaction Documents).

(c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of any Transaction Document other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Collateral or would not materially and adversely affect the ability of the Administrator to perform its obligations under the Transaction Documents.

(d) Binding Effect. Each Transaction Document to which the Administrator is a party constitutes the legal, valid and binding obligation of the Administrator enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors’ rights generally and, if applicable, the rights of creditors of federally chartered savings associations from time to time in effect or by general principles of equity.

8. Administrator Replacement Events; Termination of the Administrator.

(a) Subject to clause (d) below, the Administrator may resign its duties hereunder by providing the Issuer with at least sixty (60) days’ prior written notice.

(b) [Reserved].

(c) The occurrence of any one of the following events (each, an “Administrator Replacement Event”) shall also entitle the Issuer, subject to Section 20 hereof, to terminate and replace the Administrator:

(i) any failure by the Administrator to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for five Business Days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the Outstanding Note Balance, voting together as a single class;

(ii) any failure by the Administrator to duly observe or perform in any material respect any other of its covenants or agreements in this Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the Outstanding Note Balance, voting together as a single class;

(iii) any representation or warranty of the Administrator made in any Transaction Document to which the Administrator is a party or by which it is bound or any certificate delivered pursuant to this Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or Noteholders evidencing at least a majority of the Outstanding Note Balance, voting together as a single class (it being understood that any repurchase of a Receivable by the Bank pursuant to Section 3.4 of the Purchase Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable); or

(iv) the Administrator suffers an Insolvency Event;

provided, however, that a delay in or failure of performance referred to under clause (i) above for a period of 90 days will not constitute an Administrator Replacement Event if such delay or failure was caused by force majeure or other similar occurrence as certified by the Administrator in an Officer’s Certificate of the Administrator delivered to the Indenture Trustee.

(d) If an Administrator Replacement Event shall have occurred, the Issuer may, subject to Section 20 hereof, by notice given to the Administrator, the Owner Trustee and the Indenture Trustee, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the annual fee for services hereunder for all periods following such termination; provided, however, that such termination shall not become effective until such time as the Issuer, subject to Section 20 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination or upon a resignation of the Administrator in accordance with Section 8(a) hereof, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by the Issuer, subject to Section 20 hereof, pursuant to a management agreement between the Issuer and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of the Issuer to the new Administrator. No resignation or removal of the Administrator shall be effective until a successor Administrator shall have been appointed by the Issuer.

(e) The Issuer, subject to Section 20 hereof, may waive in writing any Administrator Replacement Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Replacement Event, such Administrator Replacement Event shall cease to exist, and any Administrator Replacement Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Replacement Event or impair any right consequent thereon.

9. Action upon Termination or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8, or the removal or resignation of the Administrator pursuant to Section 8, the Administrator shall be entitled to be paid by the Seller all fees and reimbursable expenses accruing to it to the date of such termination or removal.

10. Liens. The Administrator will not directly or indirectly create, allow or suffer to exist any Lien on the Collateral other than Permitted Liens.

11. Notices. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service or, if so provided on Schedule I to the Sale and Servicing Agreement, by electronic transmission, and addressed in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by any of the specified addressees in a written notice to the other parties hereto. Delivery will be deemed to have been given and made: (i) upon delivery or, in the case of a letter mailed by registered or certified first-class United States mail, postage prepaid, three days after deposit in the mail, (ii) in the case of electronic transmission, when receipt is confirmed by telephone or reply email from the recipient and (iii) in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery (without the requirement of confirmation of receipt) and notice (including email) to such recipient stating that such electronic posting has occurred.

12. Amendments.

(a) Any term or provision of this Agreement may be amended by the Administrator without the consent of the Indenture Trustee, any Noteholder, the Issuer, [the Swap Counterparty,] the Owner Trustee or any other Person subject to the satisfaction of one of the following conditions:

(i) the Administrator delivers to the Indenture Trustee (a) an Opinion of Counsel to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; and (b) an Officer’s Certificate of the Administrator to the effect that such amendment will not materially or adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Issuer and the Administrator, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Note Balance of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(c) Prior to the execution of any amendment pursuant to this Section 12, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment or consent, the Administrator shall furnish a copy of such amendment or consent to each Rating Agency, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 12 shall be effective which [(i)] affects the rights, protections or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed)[ or (ii) materially and adversely affects the rights or obligations of the Swap Counterparty unless the Swap Counterparty shall have consented in writing to such amendment (and such consent shall be deemed to have been given if the Swap Counterparty does not object in writing within ten (10) Business Days after receipt of a written request for such consent)].

(d) Prior to the execution of any amendment pursuant to this Section 12, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, privileges, indemnities, duties or obligations under this Agreement.

13. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Each of the parties hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 11 of this Agreement;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

15. Counterparts; Electronic Signatures and Transmission.

(a) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. The Indenture Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of faxed signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee or Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(c) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(d) Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission may be required to complete a one-time registration process.

16. Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties hereto with respect to the subject matter hereof.

17. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

18. Not Applicable to the Bank in Other Capacities. Nothing in this Agreement shall affect any obligation the Bank may have in any other capacity.

19. Benefits of the Administration Agreement. Nothing in this Agreement, expressed or implied, shall give to any Person other than the parties hereto and their successors hereunder, the Owner Trustee, any separate trustee or co-trustee appointed under Section 6.10 of the Indenture[, the Swap Counterparty] and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Agreement. For the avoidance of doubt, the Owner Trustee is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

20. Assignment. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and Grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all of the Issuer’s rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Notes are outstanding, the Indenture Trustee will have the right to exercise all waivers and consents, rights, remedies, powers, privileges and claims of the Issuer under this Agreement pursuant to the Grant of such security interest in the event the Issuer shall fail to exercise the same.

21. Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other Proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote

Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other Proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such party shall not commence, join with any other Person in commencing or institute with any other Person any Proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, that the foregoing shall in no way limit the rights of the parties hereto to pursue any other creditor rights or remedies that such Persons may have against the Issuer under applicable law.

22. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [ ], not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

23. [Limitation of Rights]. [All of the rights of the Swap Counterparty in, to and under this Agreement, if any, shall terminate upon the termination of the Interest Rate Swap Agreement in accordance with the terms thereof and the payment in full of all amounts owing to the Swap Counterparty under such Interest Rate Swap Agreement.]

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

USAA AUTO OWNER TRUST 20[ ]-[ ]

By:	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

S-1

USAA FEDERAL SAVINGS BANK, as Administrator

By:
Name:
Title:

S-2

Acknowledged and Agreed:

[ ], not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

S-3